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                                                                    EXHIBIT 10.7


AMENDMENT OF SOLICITATION/ MODIFICATION OF CONTRACT                     1. CONTRACT ID CODE      PAGE OF  PAGES
                                                                                                    1       2

2. AMENDMENT/MODIFICATION NO.  3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (if applicable)
                   P00012          SEP 30 2004                        VARIOUS

6. ISSUED BY       CODE        SP0 100             7. ADMINISTERED BY (If other than item 6)   CODE        S1103A

DEFENSE SUPPLY CENTER PHILADELPHIA                 DCMC ATLANTA
700 ROBBINS AVE. BLDG 6 AREA D                     805 WALKER STREET, SUITE 1
PHILADELPHIA, PA 19111-5096                        MARIETTA, GA 30060
BUYER: LAURA OYAMA 215-737-5824

8. NAME AND ADDRESS OF CONTRACTOR (No. Street County, State AND ZIP Code)      [X] 9A. AMENDMENT OF SOLICITATION NO.

ALTAMA DELTA CORPORATION
3399 PEACHTREE RD, NE                                                              9B. DATED (SEE ITEM 11)
THE LENOX BLDG, SUITE 820
ATLANTA, GA 30326-1149                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                                         SPO 100-03-D-0373
                                                                               X

                                                                                   10B. DATED (SEE ITEM 13)
CODE 02L06                                FACILITY CODE                                                    30 SEP 2003
                                        11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour   [ ] is extended,     [ ] is not extended.
    and date specified for receipt of offers

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________________ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER; If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)

ITEM: BOOT, DMS

        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

     A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO (specify authority)THE CHANGES
         SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date etc.)SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR
         43.103(b)

[X]  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         CLAUSE 52.217-9P12 OPTION FOR INDEFINITE DELIVERY INDEFINITE QUANTITY
         CONTRACT TERM EXTENSION (JAN 1992) DPSC

     D.  OTHER (specify type of modification and authority)

E. IMPORTANT:  Contractor [X] is not [ ] is required to sign this document and return    ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. PURSUANT TO THE AUTHORITY OF CLAUSE 52.217-9P12, OPTION FOR INDEFINITE DELIVERY/INDEFINITE QUANTITY CONTRACT TERM EXTENSION (JAN 1992) DPSC, THE GOVERNMENT HEREBY EXTENDS THE TERM OF THE CONTRACT FROM 30 SEP 2004 TO 29 SEP 2005.

B. THE EFFECTIVE PRICE FOR EACH UNIT DURING THE OPTION ORDERING PERIOD, AS WELL AS MINIMUM/MAXIMUM ORDERING QUANTITIES ARE CITED ON PAGE 2 OF THIS MODIFICATION.

C. ALL TERMS, CONDITIONS AND REPRESENTATIONS SET FORTH IN THE SUBJECT CONTRACT ARE APPLICABLE TO THE PERIOD INVOKED HEREIN AND ARE PART OF THE MODIFICATION.

Except as provided herein , all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     LAURA OYAMA

15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED   16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                     BY. /s/ Laura Oyama                           SEP 30 2004
     -----------------------------------------                           -----------------------------------
      (signature of person authorized to sign)                            (signature of Contracting officer)

NSN 7540-01 152-9070                                 Per FORM (DLA)                     STANDARD FORM 30(REV.10.83)
PREVIOUS EDITION UNUSABLE                                                               Prescribed by SSA
                                                                                        FAR (48 CFR) 53.243

SP0100-03-D-0373               MODIFICATION P00012                   PAGE 2 OF 2
ALTAMA DELTA CORP.

                                  OPTION I-20%

BOOT, HW BLACK

Destination       Minimum Qty   Unit Price    Minimum Dollar Value
- -----------       -----------   ----------    --------------------
Bill & Hold        11,646 Pr     $66.04 *         $769,101.84*

BOOT, HW DESERT TAN

Destination                 Minimum Qty     Unit Price   Minimum Dollar Value
- -----------                 -----------     ----------   --------------------
Bill & Hold                  16,000 Pr       $64.51 *       $1,032,160.00 *

* THE UNIT PRICES ARE THE PROVISIONAL BILLING PRICES IN ACCORDANCE WITH MODIFICATION P00004 OF THE SUBJECT CONTRACT.

In accordance with Clause 52.217-9P23, "Placement of Delivery Orders Against Multiple Indefinite Delivery/ Indefinite Quantity Contracts", on page 101 of SP0100 02 R 0007, once During each option period, prior to placing orders above the minimum, the contracting officer will evaluate the contractor's (1) contract performance and (2) current option price to determine whether revision of the award percentages for orders above the minimum is necessary.